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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) APRIL 24, 2003
                                                          --------------


                                OHIO LEGACY CORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            OHIO                      000-31673                 34-1903890
----------------------------         -----------             -------------------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


 305 WEST LIBERTY STREET, WOOSTER, OHIO                                 44691
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number, including area code (330) 263-1955
                                                           --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Financial Statements.

              Not applicable.

        (b) Pro Forma Financial Information.

              Not applicable.

        (c) Exhibits.

              EXHIBIT NUMBER    DESCRIPTION

              99.1 CODE OF ETHICS FOR SENIOR FINANCIAL OFFICERS OF OHIO LEGACY CORP


ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

On April 24, 2003, Ohio Legacy Corp's (the "Company") Board of Directors approved and adopted the Code of Ethics for Senior Financial Officers of Ohio Legacy Corp (the "Code of Ethics"). The Code of Ethics was signed by (i) the Company's President and Chief Executive Officer, (ii) the Chief Financial Officer, (iii) the Treasurer of Ohio Legacy Bank (wholly-owned subsidiary of the Company), and (iv) the President of Ohio Legacy Bank's Stark County Region and Senior Loan Officer.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


OHIO LEGACY CORP
---------------------------------------
(Registrant)


By: /s/ L. DWIGHT DOUCE
    -----------------------------------
    L. Dwight Douce
    President, Chief Executive Officer and Director


Date: APRIL 30, 2003